SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):                 August 7, 1998
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                           FINOVA CAPITAL CORPORATION
             (Exact name of registrant as specified in its charter)



          DELAWARE                       1-11011                      94-1278569
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(State or Other Jurisdiction           (Commission              (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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
Item 5.   Other Events.

          On October 17, 1997, FINOVA Capital Corporation (the "Company") and The FINOVA Group Inc. (the "FINOVA Group") filed with the Securities and Exchange Commission a joint registration statement on Form S-3 (Registration Nos. 333-38171 and 333-38171-01) (the "Registration Statement"), relating to the registration under the Securities Act of 1933, as amended, of an aggregate maximum offering price of $2,000,000,000 of debt securities, common stock, par value $.01 per share, preferred stock, par value $.01 per share, depositary shares and warrants of the Company and FINOVA Group, which Registration Statement was declared effective on January 12, 1998.

          On August 7, 1998, the Company entered into a distribution agreement (the "Distribution Agreement") with Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (collectively, the "Agents"), pursuant to which the Company agreed to issue and sell up to $500,000,000 aggregate principal amount of its Medium-Term Notes, Series D (the "Securities"), which Securities are registered under the Registration Statement, to or through the Agents. The Distribution Agreement is attached hereto as Exhibit 1.1.


Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits:


                 Exhibits                         Title
                 --------    ---------------------------------------------------

                    1.1 Distribution Agreement, dated August 7, 1998, by and among the Company, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman
                              Brothers, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

                    4.1       Form of floating rate Medium-Term Note, Series D

                    4.2       Form of fixed rate Medium-Term Note, Series D


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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                           FINOVA CAPITAL CORPORATION

                                  (Registrant)



Dated:  August 12, 1998    By /s/ William J. Hallinan, Esq.
                             ---------------------------------
                             William J. Hallinan, Esq., Senior
                             Vice President and General Counsel



                                 EXHIBIT INDEX

1.1 Distribution Agreement, dated August 7, 1998, by and among the Company, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers, Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc.

4.1       Form of floating rate Medium-Term Note, Series D

4.2       Form of fixed rate Medium-Term Note, Series D

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